UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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WANGER ADVISORS TRUST

(Name of Registrant as Specified in its Charter)

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WANGER ADVISORS TRUST

Wanger Acorn

Wanger International

71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On February 26, 2025, a Joint Special Meeting of Shareholders (the “Meeting”) of the funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606 at 10:00 a.m. (Central time). Shareholders of each Fund will be asked to consider the election of nominees to the board of trustees of Wanger Advisors Trust (the “Wanger Trust” or the “Trust”). You are receiving the enclosed Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instructions card (“Voting Instructions Card”) because you own or have an economic interest in shares of one or more of the Funds and have the right to vote or provide voting instructions on this important proposal.

Shares of the Funds are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.”

At the Meeting, shareholders of record will be asked to vote on the proposal. If you are a Contract Owner with Contract values allocated to a Fund, you are entitled to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the proposal.

Q.	Why am I being asked to elect trustees?

A.	Currently the 168 open-end registered investment companies that comprise the Columbia Funds Complex[1] (the “Columbia Funds”) are overseen by two separate

[1]	The fund complex, including the Funds, is comprised of the registered investment companies, including traditional mutual funds, closed-end funds, and ETFs, advised by Columbia Threadneedle.

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Boards of Trustees (the “Boards” and each a “Board”). The two Funds of the Wanger Trust and the five funds of Columbia Acorn Trust (the “Acorn Trust”) (collectively, the “Columbia Acorn/Wanger Funds”), which are advised by Columbia Wanger Asset Management, LLC (“CWAM” or the “Investment Manager”), are overseen by the Board (the “Acorn/Wanger Board”) whose membership comprises both the Board of Trustees of the Acorn Trust (the “Acorn Board”) and the Board of Trustees of the Wanger Trust (the “Wanger Board”). The other 161 Columbia Funds, which are managed by Columbia Management Investment Advisers, LLC (“CMIA” and, together with CWAM, “Columbia Threadneedle”), the parent company of CWAM, are overseen by the other Board (the “Columbia Funds Board”), whose membership differs from that of the Acorn/Wanger Board.

The Acorn/Wanger Board has determined that it is in the best interests of the Columbia Acorn/Wanger Funds to be overseen by a single unitary board that oversees all of the Columbia Funds. Accordingly, the Wanger Board recommends the fifteen (15) individuals listed in the enclosed Proxy Statement, who comprise the current trustees of the Columbia Funds Board, for election to the Board of the Wanger Trust. The same nominees have been recommended by the Acorn Board to shareholders of the funds of the Acorn Trust, so that if all nominees are approved by shareholders of both trusts, the Columbia Funds Board would oversee all of the Columbia Funds managed by Columbia Threadneedle, which include 168 retail and variable portfolio mutual funds and ETFs with assets of approximately $358.5 billion as of September 30, 2024, including fund-of-fund assets.

In reaching its conclusion the Acorn/Wanger Board considered, among other things, expected cost savings for the Funds, as Board-related expenses can be spread across a larger number of Columbia Funds. The Acorn/Wanger Board also took into account information provided by Columbia Threadneedle to the effect that the proposed consolidation into a unitary board is expected to provide operational efficiencies and decreased costs for Columbia Threadneedle by streamlining the resources needed for Board support.

It is anticipated that the current trustees of the Wanger Board, including the Trustee Emeritus, will resign shortly after the election of the nominees. Accordingly, if elected at the February 26, 2025 Meeting, each nominee will begin serving as Trustee of the Trust effective March 1, 2025 (the “Transition Date”), and the Funds will begin to operate under the oversight of the Columbia Funds Board on such date.

Additional information regarding each nominee and the proposal is set forth in the enclosed Proxy Statement.

Q.	How do the Boards recommend that I vote?

A.	The Acorn/Wanger Board unanimously recommends that you vote FOR the election of the nominees.

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Q.	What is the Board’s role?

A.	The Board is responsible for supervising and overseeing the management and operation of the Trust.

Q.	What if the proposal is not approved?

A.

If there are not enough votes by shareholders of the Trust to obtain a quorum and approve the election of the nominees by the time of the Meeting, the Meeting may be adjourned or postponed to permit further solicitation of proxy votes. If the Trust is not ultimately able to achieve a quorum, the Trust will continue to be overseen by the current Wanger Board. Note, however, that the election of nominees requires the affirmative vote of a plurality of votes cast at the Meeting. Given the plurality voting standard, so long as a quorum is present at the Meeting, each nominee will be elected, as the election is uncontested. See the section of the enclosed Proxy Statement entitled “Proxy Voting and Shareholder Meeting Information – Required Vote” for additional information regarding the plurality voting standard.

Q.	Who will pay for this proxy solicitation?

A.

Columbia Threadneedle will bear the proxy solicitation costs related to this proposal. For additional information, see the section entitled “Other Information – Expenses and Solicitation Activities” in the enclosed Proxy Statement.

Q.	How can I vote my proxy?

A.	You can vote in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) or Voting Instructions Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) or Voting Instructions Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage- paid envelope.

•

In person at the Meeting scheduled to occur at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606 on February 26, 2025 at 10:00 a.m. local time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of a Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund.

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We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card for information on voting by telephone, Internet or mail.

Q.	Why might I receive more than one Proxy Card or Voting Instructions Card?

A.	You may receive separate Proxy Cards or Voting Instructions Card if you own shares of more than one Fund or of a Fund in more than one account. You should vote each card received.

Q.	Will I be notified of the results of the vote?

A.

Yes. The final voting results will be included in the Trust’s Form N-CSR covering the period during which the Meeting took place and will also be available on the Funds’ website in the Funds’ Annual Financial Statements and Additional Information.

Q.	Whom should I call if I have questions?

A.	If you have questions about the proposal described in the Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll-free at (888) 755-6838.

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NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

WANGER ADVISORS TRUST

Wanger Acorn

Wanger International

To be held on February 26, 2025

A Special Joint Meeting of Shareholders (the “Meeting”) of the funds listed above (each, a “Fund” and collectively, the “Funds”) will be held on February 26, 2025 at 10:00 a.m. (Central time). The Board of Trustees (the “Board”) of Wanger Advisors Trust (the “Wanger Trust” or the “Trust”) has recommended certain individuals for election to the Board. At the Meeting, shareholders of each Fund at the close of business on January 3, 2025 (the “Record Date”) will be asked:

1.

To elect fifteen (15) nominees to the Board of Trustees of Wanger Advisors Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

Please take some time to read the enclosed Proxy Statement, which discusses this proposal in more detail. If you were a shareholder of a Fund at the close of business on the Record Date, you may vote at the Meeting or at any adjournment or postponement of the Meeting on the proposal. You are welcome to attend the Meeting in person. If you cannot attend the Meeting in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (888) 755-6838. It is important that you vote. The Acorn/Wanger Board unanimously recommends that you vote FOR the election of each of the trustee nominees.

By order of the Board of Trustees,

Daniel J. Beckman,

President of the Trust

WANGER ADVISORS TRUST

Wanger Acorn

Wanger International

71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606

PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February 26, 2025

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Wanger Advisors Trust (the “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the series of the Trust listed above (the “Funds”), that will be held on February 26, 2025 at 10:00 a.m. (Central time) and any adjournments or postponements thereof. It is expected that the enclosed proxy card (“Proxy Card”) or voting instruction card (“Voting Instruction Card”) and this Proxy Statement will be sent to shareholders of the Funds on or about January 26, 2025. Each Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.” At the Meeting, shareholders of record will be asked to vote on the proposal. If you are a Contract Owner with Contract values allocated to a Fund, you are entitled to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the proposal.

The purpose of the Meeting is to ask shareholders to elect fifteen (15) nominees who have agreed to stand for election (the “Nominees”) to the Board, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

Shareholders of record for each Fund at the close of business on January 3, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The fiscal year-end for each Fund is December 31.

It is expected that the solicitation of proxies will be primarily by mail. Shareholders can also access the proxy materials at https://www.proxy-direct.com/col-34313 to vote eligible shares.

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual shareholder reports have previously been delivered to shareholders. Additional copies of any of these documents are available without charge upon request by writing (regular mail) to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or writing (express mail) to Columbia Funds, c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407 or by calling

(800) 345-6611. All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 26, 2025. This Proxy Statement and the Notice of Joint Special Meeting are available at https://www.proxy-direct.com/col-34313.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE

THE PROPOSAL — ELECTION OF TRUSTEES

At the Meeting, shareholders of all Funds will be asked to elect fifteen (15) Nominees to constitute the Board of Trustees of Wanger Advisors Trust (the “Board” or “Wanger Board”), effective the date of the Meeting.

Currently the 168 open-end registered investment companies that comprise the Columbia Funds Complex (the “Columbia Funds”) are overseen by two separate Boards of Trustees (the “Boards” and each a “Board”)with different membership. The two Funds of Wanger Advisors Trust (the “Wanger Trust”) and the five funds of Columbia Acorn Trust (the “Acorn Trust”) (collectively, the “Columbia Acorn/Wanger Funds”), which are advised by Columbia Wanger Asset Management, LLC (“CWAM” or the “Investment Manager”), are overseen by the Board (the “Acorn/Wanger Board”), whose membership comprises both the Wanger Board and the Board of Trustees of the Acorn Trust (the “Acorn Board”). The other 161 Columbia Funds, which are managed by Columbia Management Investment Advisers, LLC (“CMIA” and, together with CWAM, “Columbia Threadneedle”), the parent company of CWAM, are overseen by the other Board (the “Columbia Funds Board”), whose membership differs from that of the Acorn/Wanger Board.

The Acorn/Wanger Board has determined that it is in the best interests of the Acorn/Wanger Funds to be overseen by a single unitary Board (the “Unitary Board”) that oversees all of the Columbia Funds. Accordingly, the Wanger Board recommends the fifteen (15) members of the Columbia Funds Board for election to the Wanger Board. The same nominees have been recommended to shareholders of the funds of the Acorn Trust, so that if all Nominees are approved by shareholders of both Trusts, the current members of the Columbia Funds Board would oversee all of the mutual funds and exchange-traded funds advised by Columbia Threadneedle, which includes 161 open-end Columbia Funds managed by CMIA with assets of approximately $352.3 billion as of September 30, 2024, including fund-of-fund assets and the seven Columbia Funds managed by CWAM with assets of approximately $6.3 billion as of September 30, 2024, including fund-of-fund assets.

It is anticipated that the current trustees of the Acorn/Wanger Board, including the Trustee Emeritus, will resign shortly after the election of the Nominees.

In determining that it is advisable and in the best interest of shareholders for the Acorn/Wanger Funds to be overseen by the Unitary Board, the Acorn/Wanger Board considered numerous factors, including the following:

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Columbia Threadneedle’s recommendation that a consolidation of oversight responsibility would lead to economies of scale and cost savings achieved by spreading fixed governance costs over more Columbia Funds and a larger asset base, resulting in savings to Acorn/Wanger Fund shareholders;

•	The expectation that the proposed consolidation of Fund oversight would provide operational efficiencies and decreased costs for CWAM and its affiliates; and

•	The efficient insight of the Unitary Board into all asset classes and all open-end registered investment companies in the Columbia funds complex.

The Acorn/Wanger Board considered the Proposal over a period of several months, during which its diligence efforts included meetings of the independent trustees and the Governance Committees of the Acorn/Wanger Board and a meeting with representatives of the Columbia Funds Board. Additionally, to understand the governance structure and practices of the Columbia Funds Board, the chair of the Acorn/Wanger Board and counsel for the Funds and the Acorn/Wanger Board met with the chair of the Columbia Funds Board and counsel for the Columbia Funds and the Columbia Funds Board. During this diligence process, the Acorn/Wanger Board focused closely on the impact of a Unitary Board on Fund expenses. Columbia Threadneedle provided information, which the Acorn/Wanger Board reviewed and relied on, regarding its expectation that the expenses of the Unitary Board that would be allocated to the Acorn/Wanger Funds would be less than the costs to the Funds of maintaining the separate Acorn/Wanger Board. Columbia Threadneedle also anticipates that the Funds will see a reduction in gross expense ratio as a result of the Funds being overseen by the Unitary Board.

Further, the Acorn/Wanger Board considered that Columbia Threadneedle expects to propose to the Unitary Board a reduction in the advisory fee schedule for each of the Funds, which will result in a lower effective advisory fee for Wanger International. These reductions would take effect when the Unitary Board assumes oversight of the Funds. In addition, Columbia Threadneedle expects to propose to the Unitary Board the combination of the current Administration Agreement between the Funds and CWAM and the current Advisory Agreement between the Funds and CWAM into a new Management Agreement, to conform with the fee structure of the other Columbia Funds. Columbia Threadneedle also anticipates proposing to the Unitary Board the transition of the new Management Agreement from CWAM to its parent CMIA. None of these changes would result in any change in the portfolio management team for, lessen the nature or level of management services to, or increase the aggregate fees paid by, any Fund. The changes are expected to reduce the gross operating expenses of the Funds and the level of reimbursements paid by CWAM and its affiliates with respect to certain Funds. In addition, Columbia Threadneedle anticipates proposing to the Unitary Board that the transfer agent fee rates for the Funds be harmonized with those of the other Columbia Funds. Columbia Threadneedle believes that common agreements will facilitate compliance and monitoring of service provider obligations for the Unitary Board.

Finally, the Acorn/Wanger Board considered that Columbia Threadneedle proposed to waive fees and/or reimburse expenses of each of the Funds at levels below the current expense caps for each Fund to ensure that the scale benefits provided by the

Unitary Board are shared with Fund shareholders. Columbia Threadneedle agreed to keep these expense caps in place through at least April 30, 2027 at the request of the Acorn/Wanger Board.

The following table sets forth each Fund’s current net expense ratio, the net expense ratio that will apply if the Proposal is approved, and the difference between the two.

The Net Expense Ratio for each Fund will decrease as a result of the Proposal.

Fund Name	Current Net Expense Ratio	Proposed Net Expense Ratio	Reduction in Net Expense Ratio
Wanger Acorn	0.95%	0.91%	(0.04)%
Wanger International	1.14%	1.08%	(0.06)%

Columbia Threadneedle also expects that the election of the Unitary Board will reduce its administrative burden associated with the preparation for, and attendance at, separate Board and Committee meetings. Oversight of all of the Columbia Funds by the Unitary Board would avoid duplication of efforts associated with Board and Committee meetings, including the avoidance of similar presentations by management personnel regarding matters of common interest across the fund complex. In addition, because Columbia Threadneedle is currently reimbursing certain expenses of each of the Funds under expense limitation agreements in place through April 30, 2025 for each of the Funds, and has agreed to waive fees and/or reimburse expenses of each of the Funds, as described above, Columbia Threadneedle and affiliates will benefit from any reductions in the gross expenses of such Funds.

The current independent Acorn/Wanger Board Trustees will be offered payments from Columbia Threadneedle for one year from the Transition Date, equal to their current retainer compensation, in exchange for being available to provide consulting services to aid in the transition and oversight of the Funds. In addition, Columbia Threadneedle will bear the expense of the Funds’ tail liability insurance.

Information Regarding the Current Trustees and Trustee Nominees

The Investment Company Act of 1940 (the “1940 Act”) and rules adopted thereunder contain provisions requiring that certain percentages of a registered fund’s board of directors consist of individuals who are independent of the fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Current regulations applicable to the Funds require that a majority of each Board consist of Independent Trustees. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The current

Independent Trustees of the Acorn/Wanger Board are Margaret M. Eisen, John C. Heaton, Dianne F. Lob, Charles R. Phillips, and David J. Rudis. The current non-voting Trustee Emeritus is Ralph Wanger. The Independent Nominees are George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Natalie A. Trunow and Sandra Yeager. One Nominee, Daniel J. Beckman, is employed by Columbia Threadneedle and is an “interested person” of the Funds (the “Interested Trustee Nominee”).

At a meeting held on December 10, 2024, the Governance Committee of the Trust (all of whose members are Independent Trustees) nominated the Independent Nominees and recommended that the Wanger Board nominate the Interested Nominee. At a meeting held on December 10, 2024, the Independent Trustees of the Trust accepted, endorsed and approved the Independent Nominees presented by the Governance Committee and the Wanger Board nominated the Interested Nominee and voted to recommend each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. The Acorn/Wanger Board currently has no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as the Trust’s present Governance Committee and/or the Wanger Board may select. If the Nominees are elected by shareholders, at least 75% of the trustees will continue to be Independent Trustees as 93% of the Nominees are Independent Trustees (currently 100% of the Acorn/Wanger Board Trustees are Independent Trustees).

If the Nominees are elected by shareholders, the Funds will begin to operate under the oversight of the Columbia Funds Board shortly after the Meeting.

Background information regarding each of the current Trustees of the Acorn/Wanger Board follows, as of December 2024.

Name, Address, Age	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Margaret M. Eisen c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive Chicago, IL 60606 71	Trustee since 2002	Trustee, Smith College 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	7	Chair, RMB Investors Trust (6 series).	Audit and Compliance, Contract, Investment Performance Analysis (Chair), Ad Hoc IT/Data Security

Name, Address, Age	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments

John C. Heaton c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive Chicago, IL 60606 65	Trustee since 2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business (2012-2019).	7	None.	Contract, Governance, Investment Performance Analysis, Ad Hoc IT/Data Security

Dianne F. Lob c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive Chicago, IL 60606 70	Trustee since 2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, Alliance Bernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	7	None.	Audit and Compliance (Chair and Audit Committee financial expert), Contract, Investment Performance Analysis, Ad Hoc IT/Data Security

Charles R. Phillips c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive Chicago, IL 60606 68	Trustee since 2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	7	None.	Contract, Governance (Chair), Investment Performance Analysis, Ad Hoc IT/Data Security

David J. Rudis c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive Chicago, IL 60606 71	Trustee and Chair since 2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	7	None.	Audit and Compliance, Contract, Executive (Chair), Governance, Ad Hoc IT/Data Security (Chair)

*	The Trustees oversee the series of the Trust and the series of the Wanger Trust.

Background information regarding each of the Nominees follows, as of December 2024.

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	163	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014- 2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994	Compliance, Contracts, Investment Review Committee

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Trustee of Gerald Rauenhorst 1982 Trusts, since 2020; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge,	163	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014- 2017; Chair of the Governance	Compliance, Contracts, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
		Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021		Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard- Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	163	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee, since 2017 and Audit Committee Chair since November 2023); Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) (financial services company), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair,	Contracts, Board Governance, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
				Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	163	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022	Contracts, Board Governance, Investment Review Committee

J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, January 2020-December 2023; Adjunct Professor of Finance, Bentley University, January 2018-April 2023; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and	161	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015- February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017	Audit, Contracts, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
		affiliated funds, 2003-2015

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	161	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017	Contracts, Investment Review Committee

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	163	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020	Audit, Contracts, Investment Review Committee

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	163	Trustee, Catholic Schools Foundation, since 2004	Audit, Contracts, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	163	Director, SpartanNash Company (food distributor), since November 2013 (Chair of the Board since May 2021); Director, Aircastle Limited (aircraft leasing), since August 2006 (Chair of Audit Committee); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019	Audit, Contracts, Board Governance, Investment Review Committee

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	161	None	Compliance, Contracts, Board Governance, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	163	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates (investment company), January 2013-December 2015	Audit, Contracts, Investment Review Committee

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan	163	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie	Compliance, Contracts, Board Governance, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
		Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.		Endowment for International Peace (on the Investment Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	161	Independent Director, (Investment Committee), Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director (Investment Committee), Sarona Asset Management, since 2019	Compliance, Contracts, Investment Review Committee

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	163	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023	Audit, Contracts, Investment Review Committee

Interested Trustee Nominee Affiliated with Columbia Threadneedle**

Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments

Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021; President, Ameriprise Trust Company, since July 2024	163	Chairman, Ameriprise Trust Company, since July 2024 (Director since October 2016); Director, Columbia Management Investment Distributors, Inc., since November 2018; former Member of Board of Governors, Columbia Wanger Asset Management, LLC, January 2022 - September 2024	None

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT), Columbia Funds Variable Series Trust II (CFVST II), the Trust and the Acorn Trust. Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation. None of the Nominees are currently Trustees of the Trust or the Acorn Trust.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of Columbia Threadneedle or Ameriprise Financial.

Nominee Qualifications

The following is a description of the material attributes, skills and experiences that relate to the suitability of each Nominee to serve on the Board. In addition to these factors, a Trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a Trustee’s fiduciary obligations with respect to a registered investment company. The Board and Governance Committee believe that each of the Nominees possesses these characteristics in addition to other attributes discussed below.

George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.

Daniel J. Beckman – Mr. Beckman has significant experience in the financial services industry and with investment companies. Mr. Beckman has served as President of the Columbia Funds since 2021, as President and Principal Executive Officer of the Columbia Acorn/Wanger Funds since July 2021, and as an officer of the Columbia

Funds and affiliated funds since 2020. He served as Vice President and Head of North America Product for CMIA from April 2015 to December 2023. In this role, he led a team of professionals to drive product strategy, development and management, with the goal of ensuring that the current and future needs of CMIA’s customer base are met across the institutional and intermediary channels. He serves as President of Ameriprise Trust Company, an affiliate of the Investment Manager, since July 2024. He also serves as a director of the Distributor, since November 2018.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 companies to investigate issues relating to cyber-security and stock options. She served on the Board of Directors of Blue Cross and Blue Shield of Minnesota from 2009 to 2021 and was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota in February 2018 and again in April 2021. She has served as Trustee of Gerald Rauenhorst 1982 Trust, since 2020.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton serves on the Board of Directors of Evercore Inc., a public investment bank; Apollo Commercial Real Estate Finance, Inc., a publicly traded investment trust; and a community bank. In addition, she serves on the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and chairs the People Committee, and in 2021 was elected to the Governing Council of the Independent Directors Council which represents independent directors and trustees serving on the boards of mutual funds, closed-end funds, exchange-traded funds and other registered investment companies.

Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. She serves as Director of EQT Corporation. Ms. Carrig has previously served on the board of directors for another public company and various industry groups and non-profit organizations.

J. Kevin Connaughton – Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for CMIA from 2010 through 2015. Mr. Connaughton served on the FINRA National Adjudicatory Council from January 2020 to December 2023. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by CMIA and/or affiliates, and the investment committee for a small college endowment. He served on the Board of Directors of The Autism Project from March 2015 to December 2021. Mr. Connaughton served as an adjunct professor of Finance at Bentley University from January 2018 to April 2023. He is currently the CEO, President, and Board Chairman of RhodeWay Financial, a nonprofit organization providing no cost financial planning and literacy services.

Olive M. Darragh – Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.

Patricia M. Flynn – Dr. Flynn is a Professor Emeritus of Economics and Management at Bentley University, where she previously served as Professor of Economics and Management and Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as Vice President, Principal and Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Natalie A. Trunow – Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the boards of for-profit and non-profit organizations.

Sandra L. Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008, she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.

Board Structure

If the Nominees are elected, it is anticipated that the Unitary Board will adopt the governance structure of the Columbia Funds Board. Information relating to certain current structures of the Acorn/Wanger Board and Columbia Funds Board is set forth below.

Acorn/Wanger Board

Each Trustee serves a term of unlimited duration, subject to the Trust’s policy that each Trustee (other than the Trustee Emeritus) will resign at the end of the calendar year in which he or she attains age 75 and provided that at all times a majority of Trustees has been elected by shareholders. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause upon the vote of a majority of the Trustees.

The Board is currently composed of five Trustees, all of whom are Independent Trustees. In addition to the five Trustees, Ralph Wanger serves as a non-voting Trustee Emeritus of the Trust. The Chair of the Board, David J. Rudis, is an Independent Trustee. The Board met eleven times during 2024.

Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

The Trustees believe that maintaining a Board composed of a super-majority of at least 75% Independent Trustees is appropriate and in the best interest of Fund shareholders. The Trustees also believe that having Mr. Wanger serve as a non-voting Trustee Emeritus (and former “interested” trustee within the meaning of the 1940 Act) brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

•

The Trustees believe that meetings of the Independent Trustees and meetings in executive session help mitigate conflicts of interest and allow the Independent Trustees to deliberate candidly, constructively and separately from management, in a manner that affords honest disagreement and critical questioning.

The Board has established five standing committees: the Audit & Compliance Committee; the Contract Committee; the Executive Committee; the Governance Committee; and the Investment Performance Analysis Committee. The Board has also established an Ad Hoc Committee on IT/Data Security. The Trustees believe that the number of standing and ad hoc committees, as well as the composition and scope of activities of each committee, is appropriate. The functions, responsibilities and composition of each committee are set forth below under “Committees of the Board” below.

The Board, working with the Funds’ Chief Compliance Officer (the “CCO”) and CWAM, has developed a detailed risk reporting methodology that includes dashboard reports relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk, including cybersecurity risk. Currently, CWAM compiles and monitors relevant risk data on an ongoing basis and the Board, the Audit & Compliance Committee and the Investment Performance Analysis Committee receive and review risk reporting data on a quarterly basis or more frequently if circumstances warrant. The Board will continue to assess the most effective means of implementing this risk oversight process so that it receives the data that is most relevant to the Board in the exercise of its risk oversight role.

Working with the Funds’ independent registered accountants, the Audit & Compliance Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. The Audit & Compliance Committee also considers and evaluates enterprise risk. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with CWAM on performance-related risks. The Investment Performance Analysis Committee also receives regular reports from Goldman Sachs Agency Lending regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity. The Governance Committee also considers risk management issues as appropriate.

The Funds’ CCO reports to the Audit & Compliance Committee and to the Board at least quarterly regarding compliance, operational and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance, operational, investment and legal risk issues affecting the Funds during meetings with the Independent Trustees and consults with counsel. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to material risk.

Columbia Funds Board

The Columbia Funds Board consists of Trustees who have varied experience and skills. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Trustees, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting with Board members between Board and committee meetings on Fund-related matters, and meeting with the Funds’ Chief Compliance Officer, counsel to the Independent Trustees, and representatives of the Funds’ service providers. (The term “Fund” used in this section in connection with the Columbia Funds Board refers to the Columbia Funds overseen by the Columbia Funds Board.)

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the applicable Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from CMIA in overseeing the setting of agendas and conducting meetings. With respect to Mr. Beckman, the Trustees have concluded that having a senior officer of CMIA serve as a Trustee could benefit Fund shareholders by facilitating communication between the Independent Trustees and the senior management of CMIA, and by assisting efforts to align the interests of CMIA more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Nominees can be found in the section entitled “Nominee Qualifications” above.

The Board has several standing committees (each, a “Committee”), which are an integral part of each Fund’s overall governance and risk oversight structure. The Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The roles of each Committee are more fully described in the section entitled “Committees of the Boards” below.

The Board approved the initial investment advisory agreement and other contracts with CMIA and its affiliates and other service providers. The Board monitors the level and quality of services provided under such contracts. Annually, the Board evaluates the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and CMIA’s profitability.

CMIA provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations.

The Board provides oversight of the services provided by Columbia Threadneedle, including risk management services. Various Committees of the Board provide oversight of Columbia Threadneedle’s risk management services with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with officers of the Funds and Columbia Threadneedle and with representatives of various Fund service providers. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. The Board and certain Committees also meet regularly with the Funds’ CCO to receive reports regarding the compliance of the Funds and Columbia Threadneedle with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds.

The Board also oversee the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of Columbia Threadneedle. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program and related procedures (the “Liquidity Program”), designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Committees of the Boards

If the Nominees are elected, it is anticipated that the Unitary Board will adopt the current Committee structure of the Columbia Funds Board. Nevertheless, the Board may choose to modify the governance structure at any time. Information relating to the current governance and Committee structure of the Acorn/Wanger Board and Columbia Funds Board is set forth below.

Acorn/Wanger Board Committees

The Board has established five standing committees: the Audit & Compliance Committee; the Contract Committee; the Executive Committee; the Governance

Committee; and the Investment Performance Analysis Committee. The Board has also established an Ad Hoc Committee on IT/Data Security. The Trustees believe that the number of standing and ad hoc committees, as well as the composition and scope of activities of each committee, is appropriate. The functions and duties of these Committees are described below.

Governance Committee. The Governance Committee makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board; monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel; identifies, reviews and addresses, with the assistance of counsel and the Funds’ CCO, potential conflicts of interest involving the Independent Trustees; and carries out the provisions of its charter. The members of the Committee are Charles R. Phillips (Chair), John C. Heaton and David J. Rudis. The Committee met six times in 2024. The Governance Committee has a charter, which is provided in Appendix F-1. The Governance Committee’s charter is not available on the Funds’ website.

The principal criterion for the selection of candidates for election as Independent Trustees is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. The Governance Committee believes that the Board should be comprised of Independent Trustees who represent a broad cross section of backgrounds, skills and experience, and that each Independent Trustee should generally exhibit the stature and experience commensurate with the responsibility of representing the Funds. Generally, the Governance Committee identifies Independent Trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing makeup of the Board. Independent Trustee candidates submitted by shareholders to the Governance Committee are evaluated in the same manner as all other candidates.

Audit & Compliance Committee. The Audit & Compliance Committee makes recommendations to the Board regarding the selection of independent auditors for the Trust; confers with the independent auditors regarding the scope and results of each audit; oversees the quality, objectivity and integrity of disclosure controls and processes and procedures employed by the Funds’ service providers in preparing the Funds’ financial statements; oversees enterprise risk management at CWAM and its affiliates; provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards (other than those relating to audit matters); oversees compliance and risk management by the Funds’ service providers, including with respect to the transfer agent’s sub-transfer agent compliance program; oversees the valuation of Fund portfolio securities by CWAM; identifies, reviews and addresses, with the assistance of counsel and the CCO, potential conflicts of interest between the Funds and CWAM and its affiliates; monitors the performance of the CCO and makes recommendations to the Board regarding the selection and compensation of the CCO; and carries out the provisions of its charter. The members of the Committee are Dianne F. Lob (Chair), Margaret M. Eisen and David J. Rudis. The Committee met five times in 2024.

Contract Committee. The Contract Committee makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and CWAM and other agreements with affiliated and third party service providers; and carries out the provisions of its charter. The members of the Committee are John C. Heaton (Chair), Margaret M. Eisen, Dianne F. Lob, Charles R. Phillips and David J. Rudis. The Committee met five times in 2024.

Executive Committee. The Executive Committee exercises powers of the Board during intervals between meetings of the Board, with certain exceptions. David J. Rudis (Chair) is the member of the Committee and the other Trustees are alternates. The Committee did not meet in 2024.

Investment Performance Analysis Committee. The Investment Performance Analysis Committee monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; acts as a liaison between Columbia Threadneedle and the Board in overseeing and discussing investment-related issues, including portfolio management and transaction practices; oversees the Funds’ securities lending program, including by reviewing the performance of the program, Columbia Threadneedle’s oversight of the program and compliance with established lending policies, and by approving vehicles for the investment of securities lending cash collateral; and carries out the provisions of its charter. The members of the Committee are Margaret M. Eisen (Chair), John C. Heaton, Dianne F. Lob and Charles R. Phillips. The Committee met four times in 2024.

Ad Hoc IT/Data Security Committee. The Ad Hoc IT/Data Security Committee oversees information technology and data security matters affecting the Funds. The members of the Committee are Mr. Rudis (Chair), Margaret M. Eisen, John C. Heaton, Dianne F. Lob and Charles R. Phillips. The Committee met one time in 2024.

Columbia Funds Board Committees

The Columbia Funds Board has organized the following standing Committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective Committee assignments. The duties of these Committees are described below.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its Committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The Board Governance Committee also reviews candidates for Board membership, including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to Pamela Carlton, Chair of the Board, Columbia Funds Complex, 290 Congress Street, Boston, MA 02210. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including exchange-traded funds, are not required to hold annual shareholder meetings). The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the Board Governance Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.

The Board Governance Committee has a charter, which is provided in Appendix F-2. The Board Governance Committee’s charter is not available on the Funds’ website. The Board Governance Committee held six meetings during 2024. The current members of the Board Governance Committee are Ms. Carrig (Chair), Ms. Carlton, Ms. Lukitsh, Mr. Hacker, Mr. Gallagher and Ms. Paglia.

Compliance Committee. Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters. The Compliance Committee held four meetings during 2024. The current members of the Compliance Committee are Ms. Blatz (Chair), Mr. Batejan, Ms. Lukitsh, Ms. Paglia and Ms. Trunow

Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assist the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Contracts Committee held five meetings during 2024. The Contracts Committee also has established a subcommittee that consists of five Independent Trustees that assists the Committee in carrying out various duties. The Contracts Subcommittee met numerous times separate and apart from the meetings of the Contracts Committee. The members of the Contracts Committee are Ms. Darragh (Chair) and each of the other Independent Trustees.

Investment Review Committee. Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. Each Independent Trustee also serves on the Investment Review Committee (the “IRC”) , which is chaired by Mr. Connaughton, and an IRC subcommittee. Each IRC subcommittee is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board. Investment personnel who manage the Funds attend IRC and IRC subcommittee meetings from time to time to assist the IRC in its review of the Funds. The IRC held four meetings during 2024.

Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The Audit Committee also is required to pre-approve the engagement of the Trust’s independent auditors to provide (i) audit and non-audit services to the Trust and (ii) non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Trust). The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures. The Audit Committee acts as a liaison between the independent auditors and the full Board and must prepare an Audit Committee report. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Funds Board’s responsibilities in this regard. The Audit Committee held four meetings during 2024. The members of the Audit Committee are Ms. Yeager (Chair), Mr. Connaughton, Ms. Flynn, Mr. Gallagher, Mr. Hacker and Mr. Moffett.

Trustee Meeting Attendance

During the last fiscal year, each Trustee attended 75% or more of the meetings of the Board on which the Trustee serves and the Committee meetings (if a member thereof) held during the period. Pursuant to the Governance Policies and Procedures adopted by the Board, the Trustees are expected to be prepared for and attend all regularly scheduled Board meetings and meetings of Committees of which they are members. The Trust does not hold annual shareholder meetings and therefore the Board does not have a policy with regard to Trustee attendance at such meetings.

Beneficial Ownership of Shares of Each Fund

Appendix B to this Joint Proxy Statement provides information, as of December 31, 2024, about the beneficial ownership by the current Trustees and the Nominees of equity securities of each Fund and the Columbia Funds Complex.

Remuneration for Trustees and Officers

Total fees paid by each Fund to the Independent Trustees for the Fund’s last fiscal year are set forth in Appendix C to this Joint Proxy Statement. Appendix C also contains total compensation earned by the Columbia Funds Board of Trustees for the last fiscal year from the Columbia Funds Complex. If all of the Nominees are elected by shareholders of the Trusts, it is expected that the Board will apply the compensation structure currently applicable to the Columbia Funds Board. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees. No Nominee, other than Mr. Beckman, is an employee of Columbia Threadneedle or its affiliates.

The Trust and Columbia Acorn Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any Trustee who is not an “interested person” of the Trust or CWAM (participating Trustees) and Mr. Wanger may defer receipt of all or a portion of their compensation as Trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Inst 3 shares (as of January 1, 2022, and Class Inst shares prior thereto, with legacy Class Inst shares converted to Class Inst 3 shares effective April 1, 2022) of one or more of the Funds or in shares of Columbia Government Money Market Fund — or, prior to May 1, 2010, other affiliated money market funds — as designated by the participant. Upon retirement, the Trustee may receive payments under the plan in a lump sum or in equal annual installments over a period of five years or ten years depending on his or her election in accordance with the terms of the plan. If a participating Trustee dies, any amount payable under the plan will be paid to that Trustee’s designated beneficiaries. Each Fund’s obligation to make payments under the plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the plan.

It is anticipated that, assuming election of the Nominees, the Unitary Board would adopt the plan applicable to the Columbia Funds Board, under which each eligible Independent Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as an Independent Trustee for that calendar year (expressly, an Independent Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by an Independent Trustee are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Independent Trustee (with accruals to the Deferral Account beginning at such time as an Independent Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Independent Trustee under the Deferred

Compensation Plan). Independent Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Under the plan applicable to the Columbia Funds Board, disbursements from an Independent Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as an Independent Trustee may qualify to receive such payments. If a deferring Independent Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Independent Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Independent Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Columbia Threadneedle or its affiliates pay all salaries of officers of the Trusts, except for the Funds’ CCO, a portion of whose compensation is paid by the Columbia Funds and the remainder is paid by Columbia Threadneedle.

Executive Officers of the Funds

Information about the officers for each of the Columbia Acorn/Wanger Funds is included in Appendix D to this Joint Proxy Statement.

Independent Registered Public Accounting Firm

The Board has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm to audit the books and records of each Fund for the fiscal year ended December 31, 2024. A representative of PwC is expected to be present at the Meeting and, if present, will be available to respond to any appropriate questions raised at the Meeting and may make a statement. PwC also acts as the independent registered public accounting firm for the Columbia Funds overseen by the Columbia Funds Board and it is anticipated that the Unitary Board will select PwC to act as the independent registered public accounting firm to audit the books and records of each Fund for the fiscal year ending December 31, 2025.

Additional information regarding fees paid during the previous two fiscal years to PwC and the Audit & Compliance Committee pre-approval policies and procedures is contained in Appendix E.

Required Vote and Recommendation

Election of Nominees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

THE BOARD OF WANGER ADVISORS TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy or voting instruction is not subsequently revoked, your votes will be cast or voting instruction followed at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the election of the Nominees. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, PO Box 43130 Providence, RI 02940-3130, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting will not automatically revoke your prior proxy.

Contract Owners that have executed, dated and submitted a Voting Instruction Card may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card to your Participating Insurance Company or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by timely completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions.

Quorum and Methods of Tabulation

A quorum is required to take action on the proposal. Thirty percent (30%) of the shares entitled to vote at the Meeting, present at the Meeting in person or by proxy,

constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have no effect with respect to the election of the Nominees. The Funds do not currently expect any broker non-votes because the proposal being considered is a routine matter.

Shareholders of record of each Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each Fund held on the Record Date is listed below:

Fund	Total Shares Outstanding
Wanger Acorn	33,901,244
Wanger International	14,641,135

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Adjournment

In the event that a quorum of shareholders of a Fund is not present at the Meeting, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Required Vote

All shares of the Trust vote together as a single class on the proposal. The election of trustees requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a Nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority of outstanding voting shares, up to the maximum number of trustees to be elected at the Meeting, which is fifteen (15). Because the Nominees are running unopposed, all fifteen (15) Nominees are expected to be elected as trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If approved, the proposal will become effective on the date of the Meeting.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Funds. The Participating Insurance Companies generally vote the shares of each Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of each Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not timely received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the proposal) as all shares for which voting instructions have been timely received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the election of the Nominees.

OTHER INFORMATION

Current Service Providers

CWAM, located at 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606, serves as the investment manager of the Funds. Columbia Management Investment Distributors, Inc., located at 290 Congress Street, Boston, Massachusetts 02210, serves as the principal underwriter of each Fund. CMIA, located at 290 Congress Street, Boston, Massachusetts 02210, serves as the sub-administrator of each Fund. CWAM, Columbia Management Investment Distributors, Inc. and CMIA are subsidiaries of Ameriprise Financial, Inc.

Other Matters to Come Before the Meeting

Fund management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to the Trust, c/o the Secretary, 290 Congress Street, Boston, Massachusetts 02210, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Annual Meetings and Proposals of Shareholders

The Trust does not presently hold annual meetings of shareholders for the election of trustees or for other business unless otherwise required by the 1940 Act or deemed desirable by the Board. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as trustees, should send their written proposals to the Trust’s Secretary, 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.

The Governance Committee will consider trustee candidates submitted by shareholders, as it deems appropriate. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary, 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Secretary will forward any such recommendation to the chair of the Governance Committee. Any submission must include: (i) the class or series and number of all shares of the fund owned beneficially and of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trusts, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Governance Committee in evaluating the candidate.

Proposals must be received in a reasonable time before a Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix A to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of each Fund as of the applicable Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund.

As of December 31, 2024, the Trustees and Officers of the Trust, individually and as a group, beneficially owned less than 1% of shares of each Fund.

Expenses and Solicitation Activities

Columbia Threadneedle, and not the Funds, will bear the expenses incurred in connection with the solicitation of proxies for the Meeting. The expenses incurred in connection with the solicitation of proxies for the Meeting include preparation, filing, printing, mailing and solicitation expenses and expenses of any proxy solicitation firm, pro rata based on the number of shareholder accounts for printing and mailing costs and allocated equally among all Funds for preparation and filing costs. These expenses are estimated to be approximately $230,000.

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts,

Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services (Computershare) will provide shareholder meeting services and assist in tracking votes. The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or Voting Instruction Card as applicable for each contract. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling (800) 345-6611 or writing to the relevant Fund at the following address: Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104. Copies of this Joint Proxy Statement are also available at https://www.proxy-direct.com/col-34313.

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been delivered to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing (regular mail) to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611 or writing (express mail) to Columbia Funds, c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of each Board of Trustees,

Daniel J. Beckman,

President of the Trust

It is important that you authorize proxies promptly. All shareholders are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A — PRINCIPAL HOLDERS

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” of a Fund as that term is defined in the 1940 Act (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) or a “control person” of a Fund as that term is defined in the 1940 Act (i.e., owns of record or is known by the Trust to own greater than 25% of a Fund’s outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise), is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other shareholders. Each Fund offers only one class of shares so the percentage of Fund shown in the table below is also the percentage of the one share class held by the person.

Wanger Acorn

Shareholder Name and Address	Percentage of Fund
RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	49.48%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	22.91%
PHOENIX HOME LIFE ACCUMULATION ACCT 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	11.59%

A-1

Wanger International

Shareholder Name and Address	Percentage of Fund
RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	53.43%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	10.00%
PHOENIX HOME LIFE ACCUMULATION ACCT 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	9.37%
PHOENIX HOME LIFE VARIABLE 15 TECH VALLEY DR E GREENBUSH NY 12061-4141	8.09%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #97422 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.46%

RiverSource Life (RiverSource Life Insurance Company) is a Minnesota corporation. RiverSource Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc.

A-2

APPENDIX B — SHARE OWNERSHIP OF CURRENT TRUSTEES AND NOMINEES

Beneficial Ownership of Equity Securities by the current Trustees and the Nominees in the Funds and in Family of Investment Companies

The following tables set forth, for the current Trustees and the Nominees, the aggregate dollar range of shares owned by the Nominees as of January 2, 2025 in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Securities Exchange Act of 1934, as amended).

Trustees who are not “interested persons” of the Funds

Margaret M. Eisen	Over $100,000
John C. Heaton	Over $100,000
Dianne F. Lob	$50,000-$100,000
Charles R. Phillips	$50,000-$100,000
Davis J. Rudis	Over $100,000	(a)

Trustee Emeritus who is an “interested person” of the Funds

Ralph Wanger	Over $	100,000

Nominees who are not “interested persons” of the Funds

George S. Batejan	Over $	100,000	(a)
Kathleen Blatz	Over $	100,000
Pamela G. Carlton	Over $	100,000	(a)
Janet L. Carrig	Over $	100,000	(a)
J. Kevin Connaughton	Over $	100,000
Olive Darragh	Over $	100,000	(a)
Patricia M. Flynn	Over $	100,000	(a)
Brian J. Gallagher	Over $	100,000	(a)
Douglas A. Hacker	Over $	100,000
Nancy T. Lukitsh	Over $	100,000
David Moffett	Over $	100,000	(a)
Catherine James Paglia	Over $	100,000	(a)
Natalie A. Trunow	Over $	100,000	(a)
Sandra Yeager	Over $	100,000	(a)

Nominee who is an “interested person” of the Funds

Daniel Beckman	Over $	100,000	(b)

(a)

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the respective Board as specified by the Trustee.

(b)	This amount includes compensation payable under a Deferred Compensation Plan administered by Ameriprise Financial.

Nominee Holdings in Each Fund

The following table lists the dollar range of equity securities beneficially owned by each Nominee in each Fund as of December 31, 2024, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Nominee	Wanger Acorn	Wanger International	Columbia Funds Complex
George S. Batejan	A	A	E*
Kathleen Blatz	A	A	E
Pamela G. Carlton	A	A	E*
Janet L. Carrig	A	A	E*
J. Kevin Connaughton	A	A	E
Olive Darragh	A	A	E*
Patricia M. Flynn	A	A	E*
Brian J. Gallagher	A	A	E*
Douglas A. Hacker	A	A	E
Nancy T. Lukitsh	A	A	E
David M. Moffett	A	A	E*
Catherine James Paglia	A	A	E*
Natalie A. Trunow	A	A	E*
Sandra L. Yeager	A	A	E*

Interested Nominee	Wanger Acorn	Wanger International	Columbia Funds Complex
Daniel J. Beckman	A	A	E

*

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more Funds in the Columbia Funds Complex overseen by the Trustee as specified by the Trustee.

APPENDIX C — TRUSTEE COMPENSATION

Compensation Paid to Acorn/Wanger Board Trustees

Total Trustees’ and Trustee Emeritus’ fees paid by each Fund are listed below for the fiscal year ended December 31, 2024. No Trustee or the Trustee Emeritus listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees and the Trustee Emeritus receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees.

Name of Independent Trustee	Wanger Acorn	Wanger International	Aggregate Compensation from the Trust	Total Compensation from the Trust and Wanger Advisors Trust
Margaret M. Eisen	$14,204	$8,535	$22,739	$171,000
John C. Heaton	$13,309	$7,997	$21,306	$160,200
Dianne F. Lob	$14,204	$8,535	$22,739	$171,000
Charles R. Phillips	$13,917	$8,358	$22,275	$167,400
David J. Rudis	$16,727	$10,054	$26,781	$201,500

Name of Trustee Emeritus	Wanger Acorn	Wanger International	Aggregate Compensation from Wanger Advisors Trust	Total Compensation from Wanger Advisors Trust and Columbia Acorn Trust
Ralph Wanger*	$6,050	$3,638	$9,688	$72,900

*

During the fiscal year ended December 31, 2024, Mr. Wanger deferred all of his compensation from the Trust and all of his total compensation from the Trust and the Acorn Trust through the deferred compensation plan. At December 31, 2024, the value of Mr. Wanger’s account under the plan was $2,887,041.

C-1

Compensation Paid to Nominees

None of the Nominees was paid any fees by a Fund for the fiscal year ended December 31, 2024. None of the Nominees received pension or retirement benefits from any Fund in any Fund’s last fiscal year. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees. Total compensation paid to each Nominee by each Fund and by the Columbia Funds Complex for the year ended December 31, 2024 is set forth below.

Name of Independent Trustee	Wanger Acorn	Wanger International	Aggregate Compensation from Wanger Advisors Trust	Total Compensation from the Columbia Funds Complex
George S. Batejan	$0	$0	$0	$438,000
Kathleen Blatz	$0	$0	$0	$433,000
Pamela G. Carlton	$0	$0	$0	$560,000
Janet L. Carrig	$0	$0	$0	$439,000
J. Kevin Connaughton	$0	$0	$0	$438,000
Olive M. Darragh	$0	$0	$0	$426,000
Patricia M. Flynn	$0	$0	$0	$423,000
Brian. J. Gallagher	$0	$0	$0	$441,000
Douglas A. Hacker	$0	$0	$0	$426,000
Nancy T. Lukitsh	$0	$0	$0	$416,000
David M. Moffett	$0	$0	$0	$417,000
Catherine J. Paglia	$0	$0	$0	$426,000
Natalie A. Trunow	$0	$0	$0	$413,000
Sandra L. Yeager	$0	$0	$0	$448,000

Name of Interested Trustee	Wanger Acorn	Wanger International	Aggregate Compensation from Wanger Advisors Trust	Total Compensation from the fund complex
Daniel J. Beckman*	$0	$0	$0	$0

*	Mr. Beckman is not compensated for his services on the Board.

C-2

APPENDIX D — EXECUTIVE OFFICER INFORMATION

Biographical Information Regarding Executive Officers of the Columbia Acorn/Wanger Funds.

Information regarding the current executive officers of each Columbia Acorn/Wanger Fund is shown below.

Name, Address, Age	Position with Trust	Year First Appointed to Office	Principal Occupation(s) During the Past Five Years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 62	President and Principal Executive Officer	2021	See the section entitled “Information Regarding the Current Trustees and Trustee Nominees”

Michael G. Clarke c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 55	Treasurer and Principal Accounting and Financial Officer	2004	Senior Vice President and North America Head of Operations & Investor Services and Member of Board of Governors, Columbia Management Investment Advisers, LLC, since June 2023 and January 2024, respectively (previously Senior Vice President and Head of Global Operations & Investor Services, March 2022 - June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President - Accounting and Tax, May 2010 - May 2019); Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002; Director, Ameriprise Trust Company, since June 2023; Director, Columbia Management Investment

Name, Address, Age	Position with Trust	Year First Appointed to Office	Principal Occupation(s) During the Past Five Years
			Services Corp., since September 2024; Member of Board of Governors, CWAM, since October 2024.

Patrick Devery c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 55	Assistant Secretary	2024	Chief Compliance Officer, CWAM, since 2023; Senior Director, Ameriprise Financial, since August 2018 (previously Director, May 1, 2010 - August 2018).

Timothy Garvin c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 56	Assistant Treasurer	2024	Vice President of Mutual Fund Accounting, Columbia Management, since January 2019; Assistant Treasurer of Columbia Funds since 2019; Director, Ameriprise Trust Company, since 2024.

Ryan C. Larrenaga c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 54	Assistant Secretary and Chief Legal Officer	2015	Vice President and Chief Counsel, Ameriprise Financial, since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); Senior Vice President and Chief Legal Officer since 2017, and Secretary since 2015, Columbia Funds; officer of Columbia Funds and affiliated funds since 2005.

Erika K. Maschmeyer c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606 43	Vice President	2020	Head of Domestic Equity, CWAM, since February 2023 and Director of Domestic Research, CWAM, since April 2021; portfolio manager and/or analyst, CWAM, since 2016.

Thomas P. McGuire c/o Columbia Management Investment Advisers, LLC	Chief Compliance Officer	2015	Vice President – Asset Management Compliance, Ameriprise Financial,

Name, Address, Age	Position with Trust	Year First Appointed to Office	Principal Occupation(s) During the Past Five Years
290 Congress Street, Boston, MA 02210 52			Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 - September 2020.

Marybeth Pilat c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 55	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management, since May 2017

Julian Quero c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 57	Assistant Treasurer	2015	Vice President-Tax, Columbia Management, since 2009.

Martha A. Skinner c/o Columbia Management Investment Advisers, LLC 290 Congress Street, Boston, MA 02210 50	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management, since November 2015.

Linda Roth c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606 55	Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.

APPENDIX E — ADDITIONAL INFORMATION REGARDING AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

Audit Committee Pre-Approval Policies and Procedures

If the Nominees are elected, it is anticipated that the Unitary Board will adopt the current Audit Committee Pre-Approval Policies and Procedures of the Columbia Funds Board. The Audit Committee Pre-Approval Policies and Procedures of the Acorn/Wanger Board are the same in all material respects as those of the Columbia Funds Board. Nevertheless, either Board may choose to modify the Audit Committee Pre-Approval Policies and Procedures at any time. Information relating to the current Audit Committee Pre-Approval Policies and Procedures of the Acorn/Wanger Board and Columbia Funds Board is set forth below.

The Audit Committee of each of the Acorn/Wanger Board and the Columbia Funds Board is required to pre-approve the engagement of the respective Trust’s independent auditors to provide (i) audit and non-audit services to the Trust and (ii) non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”)) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the Trust.

Each Board’s Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the Trust’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Trust (“Fund Services”); (ii) non-audit services to the Trust’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the Trust’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, each Board’s Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

Each Board’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Fees

The following tables set forth the Audit and Audit-related fees accrued by Wanger Advisors Trust as of December 31, 2024.

Wanger Advisors Trust
Fees	2023	2024
Audit Fees	$63,900	$66,300
Audit Related	—	—
Tax Fees	$41,200	$27,600
All Other Fees	—	—

Other Affiliated Services*	$577,000	$581,000

*	These services primarily consist of professional services rendered for internal control reviews.

Audit fees include amounts related to the audit of the Fund’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Fund’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Fund. All other fees include amounts related to products and services other than audit fees, audit-related fees and tax fees.

APPENDIX F – GOVERNANCE COMMITTEE CHARTERS

COLUMBIA ACORN TRUST WANGER ADVISORS TRUST

Governance Committee Charter

The governance committees (the “Governance Committee”) of the boards of trustees (the “Board”) of each of Columbia Acorn Trust and Wanger Advisors Trust (the “Trusts”) will meet concurrently. The Governance Committee shall be comprised of at least three members, each of whom is a non-interested Trustee (“Independent Trustee”) of the Board. The Governance Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives:

•	Board Composition. The Governance Committee shall:

1.

Identify and nominate candidates for appointment as Independent Trustees.[1] The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

(a)	The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Although the Trusts’ investment adviser, Columbia Wanger Asset Management, LLC (the “Adviser”), other Trustees or shareholders may submit suggested candidates for Independent Trustees to a committee, neither a committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates.

Any shareholder may submit the name of a candidate for consideration by a committee by submitting the recommendation to the Trusts’ Secretary. The Secretary will forward any such recommendation to the Chairperson of the Governance Committee promptly upon receipt.

[1]

75% of the members of the Board must be Independent Trustees. Candidates for election as Independent Trustees must be nominated by the Independent Trustees and selected by a vote of a majority of the Independent Trustees. The Board may change its size and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by shareholders.

2.	Review periodically the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees and a periodic evaluation of the performance of the Independent Trustees.

•

Conflicts of Interest. The Governance Committee shall oversee conflicts of interest involving the trustees, as described in the Trusts’ Governance Procedures and Guidelines, and shall consider other conflict of interest matters from time to time as the Governance Committee or the Board, in consultation with legal counsel to Trusts and to the Independent Trustees, determines to be appropriate.[2]

•

Chairperson of the Board and the Board Committees. The Governance Committee shall make recommendations to the Board at least annually regarding the appointment of a Chairperson to the Board and regarding other committees of the Board, the responsibilities of those committees and committee assignments.

•	Board Meeting Agendas. The Governance Committee shall make recommendations to the Board regarding the structure of, and agendas and materials for, the meetings of the Board.

•	Trustee Education. The Governance Committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non- interested Trustees.

•	Board Evaluation. The Governance Committee shall oversee the process for evaluating the functioning of the Board.

•

Trustee Compensation. The Governance Committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Trusts.

•

Legal Counsel. The Governance Committee shall monitor the performance of legal counsel to the Trusts and to the Independent Trustees and make recommendations to the Independent Trustees regarding the selection of independent counsel for the Independent Trustees.

[2]

For the avoidance of doubt: the audit and compliance committees of the Board have primary responsibility for (i) identifying, reviewing and addressing conflicts of interest that may arise between or among the Trusts and the Adviser and/or the Adviser’s affiliates, including, but not limited to, the Trusts’ principal underwriter and transfer agent; and (ii) overseeing conflicts of interest involving the Trusts’ “Covered Officers,” as such term is defined in the Trusts’ Code of Ethics for Principal Executive and Senior Financial Officers.

•	Meetings. The Governance Committee shall meet periodically as circumstances require.

•

Resources and Authority. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to oversee investigations into any matters within the scope of the Governance Committee’s responsibilities and to retain independent counsel and other experts or consultants at the expense of the appropriate series of each Trust (each a “Fund”). The Adviser will report any use of Fund assets for such purpose quarterly to the Trustees.

•	Review of Charter. The Governance Committee shall review this charter at least annually and recommend to the full Board any proposed changes.

•

Other Activities. The Governance Committee shall perform any other activities consistent with this charter, each Trust’s Declaration of Trust, its by-laws and governing law as the Governance Committee or the Trustees deem necessary or appropriate.

•	Minutes. The Governance Committee shall maintain minutes of its meetings and report to the Trustees.

Columbia Acorn Trust: adopted October 24, 2001; amended March 9, 2004, November 16, 2004, September 26, 2006, September 21, 2011, March 10, 2015; June 7, 2016; September 20, 2017; March 14, 2018; March 18, 2020 and March 16, 2022.

Wanger Advisors Trust: adopted March 10, 2001; amended June 5, 2001, September 29, 2004, November 17, 2004, September 26, 2006, September 21, 2011, March 10, 2015; June 7, 2016; September 20, 2017; March 14, 2018; March 18, 2020; and March 16, 2022.

Last reviewed by the Board on March 20, 2024.

COLUMBIA FUNDS BOARD

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees (the “Board”) has established a Board Governance Committee (the “Committee”) and has adopted this Board Governance Committee Charter (the “Charter”).

Committee Purpose

The purpose of the Committee under this Charter is to review and oversee governance matters of each Fund under its governance (each, a “Fund” and collectively, the “Funds”).

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

•	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•

The criteria to be used to determine the size and structure of the Board and its committees, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;[1]

•	The process for conducting the annual self-evaluation of the Board’s performance;

[1]

To the extent the Board has oversight over exchange traded Funds (“ETFs”), the Committee, when considering candidates to serve as “independent” Board members, shall identify and recommend for nomination candidates to serve as members of the Board of the ETFs and/or members of a committee thereof who are not “interested persons” of the ETFs as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Further, the Committee shall evaluate and make recommendations to the Board regarding potential candidates who are “interested persons” of the Funds as that term is defined in the 1940 Act.

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

•

Have one or more of its members meet with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

•	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

•	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

•	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Review periodically Board governance practices and procedures and recommend to the Board any changes it may deem appropriate.

•

Review as deemed necessary the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board.

•	Reporting to the Board

•	The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee.

•	Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee oversees the relationship with counsel to the Independent Trustees, including reviewing annually the independence of counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding such counsel’s status as “independent legal counsel” under applicable SEC rules.

To the extent any of the foregoing duties has been assigned exclusively to, or performed by, the full Board or a different committee thereof, then the Committee shall not be required to perform such duty to the extent consistent with applicable law. The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Committee Chair.

The Committee generally meets in person; however, if necessary, members may attend telephonically or via video conference and the Committee may also act by written consent, to the extent permitted by law and by the Funds’ bylaws. The Committee may meet periodically by telephone or video conference to address regular (ongoing) or special items.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its structure, operations and performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Further, with respect to exchange traded Funds, each member of the Committee shall meet any independence requirements of NYSE Arca, Inc. Rule 5.3-E(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets at least four times annually on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee may hold an executive session for Committee members, Fund Counsel and/or Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel, experts or consultants, subject to the approval of the Independent Directors. The Committee will review this Charter periodically, and will recommend any changes to the Board. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on March 10, 2023, as amended effective March 14, 2024.

PO Box 43131 Providence, RI 02940-3131 : EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting at 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606 on February 26, 2025 Please detach at perforation before mailing. WANGER ADVISORS TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2025 [INSURANCE COMPANY DROP-IN] The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in Wanger Advisors Trust. The undersigned contract owner, revoking previous voting instructions, instructs the Company to vote at the Joint Special Meeting of Shareholders to be held at 10:00 a.m., Central time, on February 26, 2025, at 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, and at any and all adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed on the reverse side or in the discretion of the Company upon such other matters as may properly come before the Meeting. The undersigned acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement. If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 COL_34313_122624_VI THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 26, 2025. The Proxy Statement and Voting Instruction Card for this Meeting are available at: https://www.proxy-direct.com/col-34313 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS Wanger Acorn Fund Wanger International Fund Please detach at perforation before mailing. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1. To elect fifteen (15) nominees to the Board of Trustees of the Wanger Advisors Trust, effective [March 1, 2025], each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. George S. Batejan 02. Kathleen Blatz 03. Pamela G. Carlton 04. Janet Langford Carrig ? ? ? 05. J. Kevin Connaughton 06. Olive M. Darragh 07. Patricia M. Flynn 08. Brian J. Gallagher 09. Douglas A. Hacker 10. Nancy T. Lukitsh 11. David M. Moffett 12. Catherine James Paglia 13. Natalie A. Trunow 14. Sandra L. Yeager 15. Daniel J. Beckman INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx COL2 34313 xxxxxxxx

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting at 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606 on February 26, 2025 Please detach at perforation before mailing. WANGER ADVISORS TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2025 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WANGER ADVISORS TRUST. The undersigned shareholder of the series of the Trust listed on the reverse side (each a “Fund”) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Ryan Larrenaga and Linda Roth (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m., Central time, on February 26, 2025, at 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present. In their discretion, the Proxies named above are authorized to vote upon such other matters as may properly come before the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 26, 2025. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/col-34313 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS Wanger Acorn Fund Wanger International Fund Please detach at perforation before mailing. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1. To elect fifteen (15) nominees to the Board of Trustees of the Wanger Advisors Trust, effective [March 1, 2025], each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. George S. Batejan 02. Kathleen Blatz 03. Pamela G. Carlton 04. Janet Langford Carrig ☐ ☐ ☐ 05. J. Kevin Connaughton 06. Olive M. Darragh 07. Patricia M. Flynn 08. Brian J. Gallagher 09. Douglas A. Hacker 10. Nancy T. Lukitsh 11. David M. Moffett 12. Catherine James Paglia 13. Natalie A. Trunow 14. Sandra L. Yeager 15. Daniel J. Beckman INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / /